Exhibit 10.2
[DEERFIELD CAPITAL LETTERHEAD]
[date], 2008
[Employee Name]

Re:	Transition Employment Agreement
Dear                     :
     This letter (our “Agreement”) will confirm our understanding with respect to your termination as an employee of Deerfield Capital Management LLC (the “Company”) as a result of a reduction in force. You acknowledge that this Agreement is intended only to resolve matters relating to your employment with the Company and is not an admission of fault or liability on the part of you or the Company. Subject to your continuing to comply with the terms of this Agreement, you and the Company agree as follows:
     1. As part of the Company’s reduction in force, you are scheduled to be terminated effective [date], 2008. The Company is offering you a choice in terms of severance arrangements as follows (please initial the option you choose):
     ☐ Option 1: The Company is offering you the opportunity, in consideration of your entering into this Agreement, to remain a Company employee from the date hereof until [date], 2008 or your earlier resignation (the “Transition Period”), at your current salary and benefits and subject to the terms of this Agreement; or
     If you do not wish to remain a Company employee after [date], 2008, in consideration of your entering into this Agreement, you may choose either of the following:
     ☐ Option 2: Although you will no longer be an employee, you may choose to receive periodic payments through [date], 2008 equivalent in amount and payment date to the salary you would have received through that date if you had remained a Company employee through that date; or
     ☐ Option 3: Receive a lump sum payment of $                    . If you choose this option, all salary payments will cease as of [date], 2008. The lump sum payment will be made to you promptly after the Effective Date, as defined in Paragraph 17 below, in accordance with the Company’s normal payroll policies.
     You have until [date] to notify the Company of your intention to select one of the above options. If you choose either Option 2 or Option 3, you would have no further employment duties, access to the Company’s offices, or rights after your termination date.

[Employee]
Date

     2. Regardless of which of the above options you choose, you will also receive a separate lump sum payment, representing your discretionary bonus for the 2008 calendar year, of $                    , in accordance with the Company’s standard bonus payment policy, which in any event will be no later than March 31, 2009. You acknowledge that you are not otherwise entitled to the benefits that are described in this paragraph and in Paragraph 1.
     3. You agree that, in addition to complying with the terms of this Agreement, effective upon the end of your Transition Period (if you choose Option 1 above), you will execute a release in the form attached hereto as Exhibit A, which will release the Company from any claims that may have arisen during the Transition Period (the “Second Release”). In consideration of this Second Release, the Company will pay you an additional one week of salary at the rate of your current annual salary, upon the expiration of the 7-day revocation period contained in the Second Release in accordance with the Company’s normal payroll policies. You acknowledge that you are not otherwise entitled to the benefits that are described in this paragraph. Notwithstanding anything contained in this agreement, the Company retains the right to terminate you for cause during the Transition Period and concurrently rescind its obligation to pay you the amounts set forth in Paragraph 1 and Paragraph 2.
     4. During the Transition Period (if you choose Option 1 above), you may make reasonable use of the Company’s facilities for the purpose of seeking new employment and may, upon prior notice to your supervisor, be absent from the Company’s premises for reasonable periods of time for the purpose of seeking new employment.
     5. Upon your execution of this Agreement or the Second Release, as applicable, the Company agrees that it will not contest any claim for unemployment insurance benefits you may file with the Illinois Department of Employment Security.
     6. You, on behalf of your heirs, executors, administrators, assigns, successors and legal representatives, release and forever discharge the Company, its affiliates, parent or subsidiary entities or corporations, and its and their officers, directors, shareholders, employees, agents, representatives, insurers, successors and assigns (“Company Affiliates”), from any and all claims, liabilities, demands, sums of money, agreements, promises, damages, sums of money, costs or expenses, attorneys fees, causes of action and liabilities of any kind or character whatsoever, including all known and unknown claims, arising on or before the Effective Date (as hereafter defined) which you now have or may hereafter have against the Company or any Company Affiliate (other than the obligations described in this Agreement). You agree that the severance payments described in Paragraphs 1 and 2 hereof, and the Company’s promises in Paragraphs 4 and 5 hereof, represent full and complete consideration for the release you are providing and for any other promises you are making in this Agreement.

[Employee]
Date

     7. Your release includes any claims or causes of action you might have under any local, federal or state law, including the Illinois Human Rights Act, the Federal Age Discrimination in Employment Act of 1967, as amended, the Civil Rights Act of 1964, as amended; the Americans with Disabilities Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Civil Rights Act of April 9, 1866; the Federal Occupation Safety and Health Act; and the Chicago Human Rights Ordinance.
     8. You represent that you have not filed any complaints or charges or lawsuits against the Company or Company Affiliates in any court or before any government agency except for a claim for unemployment insurance benefits. You further represent that you have advised the Company of any potential claims you may have regarding your employment with the Company as of the date you sign this Agreement.
     9. You agree that you will not make any disparaging or untrue statements concerning the Company or Company Affiliates.
     10. The Company agrees that in response to appropriate inquiries, in accordance with its standard policy, it will provide a neutral reference concerning your employment with the Company.
     11. Other than to carry out its terms, the Agreement shall not be used or offered by any person for any purpose, including as an admission of liability or wrongdoing or the validity or invalidity of any claims which were or could have been asserted by either you or the Company.
     12. This Agreement embodies the sole and entire Agreement between you and the Company concerning the resolution of all matters concerning your employment with the Company, and supersedes any and all prior agreements, arrangements and understandings you or the Company may have regarding your employment or compensation, except for your obligations under your Confidentiality Agreement with the Company and [your employment agreement with the Company dated [          ]]; each of which shall remain in full force and effect after your employment with the Company terminates.
     13. The provisions of this Agreement may be modified only by the written agreement of you and the Company.
     14. In executing this Agreement, you represent that you are not relying on any inducements, promises or representations of the Company or Company Affiliates other than expressly set forth in this Agreement.
     15. If any provision of this Agreement shall be deemed invalid under applicable law, such provision shall be deemed omitted, but the remaining provisions of this Agreement shall remain in full force and effect.

[Employee]
Date

     16. You agree not to discuss or disclose any of the terms of this Agreement, except to your immediate family, attorney, financial advisor or tax preparer or as required by law.
     17. If this Agreement correctly reflects the understanding reached between you and the Company, please sign and return the two enclosed copies of this Agreement. You should consult with an attorney before you sign this Agreement, and you have forty-five (45) calendar days in which to consider whether to sign. You may waive this 45 day consideration period. After you sign this Agreement, you have seven (7) calendar days during which you may revoke this Agreement, and this Agreement will not become effective until this seven day period has expired (the “Effective Date”).
     18. We have attached to this Agreement a schedule containing the job titles and ages of all employees affected by this reduction in force, and the ages of all individuals with the same job classification not affected by this reduction in force.

[Employee]
Date

     The Company anticipates your cooperation during your Transition Period, and wishes you good luck in your future endeavors thereafter.

DEERFIELD CAPITAL MANAGEMENT LLC
By:
Its:

PLEASE READ CAREFULLY BEFORE SIGNING. THIS AGREEMENT AND
GENERAL RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN
CLAIMS YOU MAY HAVE AGAINST THE COMPANY.
Approved and Accepted this
day of                                         , 2008.
_______________________________
EMPLOYEE

[Employee]
Date

EXHIBIT A
SECOND RELEASE
     In consideration of the payments specified in Option 1 of Paragraph 1 of my Transition Employment Agreement of                     , 2008 with the Company (the “Agreement”), upon the Effective Date as defined below, I, on behalf of myself and my heirs, executors, administrators, assigns, successors and legal representatives, release and forever discharge the Company, its affiliates, parent or subsidiary entities or corporations, and its and their officers, directors, shareholders, employees, agents, representatives, insurers, successors and assigns (“Company Affiliates”), from any and all claims, liabilities, demands, sums of money, agreements, promises, damages, sums of money, costs or expenses, attorneys fees, causes of action and liabilities of any kind or character whatsoever, including all known and unknown claims, arising after the date of the Agreement and before the Effective Date (as hereafter defined), which I now have or may hereafter have against the Company or any Company Affiliate (other than the obligations described in the Agreement).
     My release includes any claims or causes of action I might have under any local, federal or state law, including the Illinois Human Rights Act; the Federal Age Discrimination in Employment Act of 1967, as amended; the Civil Rights Act of 1964, as amended; the Americans

[Employee]
Date

with Disabilities Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Civil Rights Act of April 9, 1866; the Federal Occupation Safety and Health Act; and the Chicago Human Rights Ordinance.
     I understand that I may revoke this Second Release by sending written notice to the Company, Attention: General Counsel, within seven days of the date I sign the Agreement. This Second Release will not become effective until this seven day period has expired (the “Effective Date”).
Approved and Accepted this
day of                                         , 2008.
_______________________________
Employee

[DEERFIELD CAPITAL LETTERHEAD]
[date], 2008
[Employee Name]

Re:	Transition Employment Agreement
Dear                     :
     This letter (our “Agreement”) will confirm our understanding with respect to your termination as an employee of Deerfield Capital Management LLC (the “Company”) as a result of a reduction in force. You acknowledge that this Agreement is intended only to resolve matters relating to your employment with the Company and is not an admission of fault or liability on the part of you or the Company. Subject to your continuing to comply with the terms of this Agreement, you and the Company agree as follows:
     19. As part of the Company’s reduction in force, you are scheduled to be terminated effective [date], 2008. The Company is offering you a choice in terms of severance arrangements as follows (please initial the option you choose):
          ☐ Option 1: The Company is offering you the opportunity, in consideration of your entering into this Agreement, to remain a Company employee from the date hereof until [date], 2008 or your earlier resignation (the “Transition Period”), at your current salary and benefits and subject to the terms of this Agreement; or
          If you do not wish to remain a Company employee after [date], 2008, in consideration of your entering into this Agreement, you may choose either of the following:
          ☐ Option 2: Although you will no longer be an employee, you may choose to receive periodic payments through [date], 2008 equivalent in amount and payment date to the salary you would have received through that date if you had remained a Company employee through that date; or
          ☐ Option 3: Receive a lump sum payment of $                    . If you choose this option, all salary payments will cease as of [date], 2008. The lump sum payment will be made to you promptly after the Effective Date, as defined in Paragraph 17 below, in accordance with the Company’s normal payroll policies.
     You have until [date] to notify the Company of your intention to select one of the above options. If you choose either Option 2 or Option 3, you would have no further employment duties, access to the Company’s offices, or rights after your termination date.

[Employee]
Date

     20. Regardless of which of the above options you choose, you will also receive a separate lump sum payment, representing your discretionary bonus for the 2008 calendar year, of $                    , in accordance with the Company’s standard bonus payment policy, which in any event will be no later than March 31, 2009. You acknowledge that you are not otherwise entitled to the benefits that are described in this paragraph and in Paragraph 1.
     21. You agree that, in addition to complying with the terms of this Agreement, effective upon the end of your Transition Period (if you choose Option 1 above), you will execute a release in the form attached hereto as Exhibit A, which will release the Company from any claims that may have arisen during the Transition Period (the “Second Release”). In consideration of this Second Release, the Company will pay you an additional one week of salary at the rate of your current annual salary promptly upon your execution of the Second Release in accordance with the Company’s normal payroll policies. You acknowledge that you are not otherwise entitled to the benefits that are described in this paragraph. Notwithstanding anything contained in this agreement, the Company retains the right to terminate you for cause during the Transition Period and concurrently rescind its obligation to pay you the amounts set forth in Paragraph 1 and Paragraph 2.
     22. During the Transition Period (if you choose Option 1 above), you may make reasonable use of the Company’s facilities for the purpose of seeking new employment and may, upon prior notice to your supervisor, be absent from the Company’s premises for reasonable periods of time for the purpose of seeking new employment.
     23. Upon your execution of this Agreement or the Second Release, as applicable, the Company agrees that it will not contest any claim for unemployment insurance benefits you may file with the Illinois Department of Employment Security.
     24. You, on behalf of your heirs, executors, administrators, assigns, successors and legal representatives, release and forever discharge the Company, its affiliates, parent or subsidiary entities or corporations, and its and their officers, directors, shareholders, employees, agents, representatives, insurers, successors and assigns (“Company Affiliates”), from any and all claims, liabilities, demands, sums of money, agreements, promises, damages, sums of money, costs or expenses, attorneys fees, causes of action and liabilities of any kind or character whatsoever, including all known and unknown claims, arising on or before the Effective Date (as hereafter defined) which you now have or may hereafter have against the Company or any Company Affiliate (other than the obligations described in this Agreement). You agree that the severance payments described in Paragraphs 1 and 2 hereof, and the Company’s promises in Paragraphs 4 and 5 hereof, represent full and complete consideration for the release you are providing and for any other promises you are making in this Agreement.
     25. Your release includes any claims or causes of action you might have under any local, federal or state law, including the Illinois Human Rights Act, the Federal Age Discrimination in

[Employee]
Date

Employment Act of 1967, as amended, the Civil Rights Act of 1964, as amended; the Americans with Disabilities Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Civil Rights Act of April 9, 1866; the Federal Occupation Safety and Health Act; and the Chicago Human Rights Ordinance.
     26. You represent that you have not filed any complaints or charges or lawsuits against the Company or Company Affiliates in any court or before any government agency except for a claim for unemployment insurance benefits. You further represent that you have advised the Company of any potential claims you may have regarding your employment with the Company as of the date you sign this Agreement.
     27. You agree that you will not make any disparaging or untrue statements concerning the Company or Company Affiliates.
     28. The Company agrees that in response to appropriate inquiries, in accordance with its standard policy, it will provide a neutral reference concerning your employment with the Company.
     29. Other than to carry out its terms, the Agreement shall not be used or offered by any person for any purpose, including as an admission of liability or wrongdoing or the validity or invalidity of any claims which were or could have been asserted by either you or the Company.
     30. This Agreement embodies the sole and entire Agreement between you and the Company concerning the resolution of all matters concerning your employment with the Company, and supersedes any and all prior agreements, arrangements and understandings you or the Company may have regarding your employment or compensation, except for your obligations under your Confidentiality Agreement with the Company and [your employment agreement with the Company dated [           ]]; each of which shall remain in full force and effect after your employment with the Company terminates.
     31. The provisions of this Agreement may be modified only by the written agreement of you and the Company.
     32. In executing this Agreement, you represent that you are not relying on any inducements, promises or representations of the Company or Company Affiliates other than expressly set forth in this Agreement.
     33. If any provision of this Agreement shall be deemed invalid under applicable law, such provision shall be deemed omitted, but the remaining provisions of this Agreement shall remain in full force and effect.

[Employee]
Date

     34. You agree not to discuss or disclose any of the terms of this Agreement, except to your immediate family, attorney, financial advisor or tax preparer or as required by law.
     35. If this Agreement correctly reflects the understanding reached between you and the Company, please sign and return the two enclosed copies of this Agreement. You should consult with an attorney before you sign this Agreement. This Agreement will become effective on the date you sign and return the copies of this Agreement to the Company (the “Effective Date”).

[Employee]
Date

     The Company anticipates your cooperation during your Transition Period, and wishes you good luck in your future endeavors thereafter.

DEERFIELD CAPITAL MANAGEMENT LLC
By:
Its:

PLEASE READ CAREFULLY BEFORE SIGNING. THIS AGREEMENT AND
GENERAL RELEASE INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN
CLAIMS YOU MAY HAVE AGAINST THE COMPANY.
Approved and Accepted this
day of                                         , 2008.
_______________________________
EMPLOYEE

[Employee]
Date

EXHIBIT A
SECOND RELEASE
     In consideration of the payments specified in Option 1 of Paragraph 1 of my Transition Employment Agreement of                     , 2008 with the Company (the “Agreement”), upon the Effective Date as defined below, I, on behalf of myself and my heirs, executors, administrators, assigns, successors and legal representatives, release and forever discharge the Company, its affiliates, parent or subsidiary entities or corporations, and its and their officers, directors, shareholders, employees, agents, representatives, insurers, successors and assigns (“Company Affiliates”), from any and all claims, liabilities, demands, sums of money, agreements, promises, damages, sums of money, costs or expenses, attorneys fees, causes of action and liabilities of any kind or character whatsoever, including all known and unknown claims, arising after the date of the Agreement and before the Effective Date (as hereafter defined), which I now have or may hereafter have against the Company or any Company Affiliate (other than the obligations described in the Agreement).
     My release includes any claims or causes of action I might have under any local, federal or state law, including the Illinois Human Rights Act; the Federal Age Discrimination in Employment Act of 1967, as amended; the Civil Rights Act of 1964, as amended; the Americans

[Employee]
Date

with Disabilities Act; the Equal Pay Act; the Employee Retirement Income Security Act of 1974, as amended; the Family and Medical Leave Act of 1993; the Civil Rights Act of April 9, 1866; the Federal Occupation Safety and Health Act; and the Chicago Human Rights Ordinance.
     This Second Release will become effective on the date that I sign and return copies of the Second Release to the Company (the “Effective Date”).
Approved and Accepted this
day of                                         , 2008.
_______________________________
Employee